UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    September 1, 2004

EXAM USA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-26442	88-0271810
(Commission File Number)	(IRS Employer Identification No.)

5902 Bolsa Avenue, Suite 108, Huntington Beach, California	92649
(Address of Principal Executive Offices)	(Zip Code)

(714) 895-7772
(Registrant’s Telephone Number, Including Area Code)

Olympic Entertainment Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

Today the Registrant announced that its ticker symbol had been changed to EXMA.OB.  As a result of the previously announce name change the Registrant’s CUSIP number has changed to 30065N-10-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAM USA, INC.

Date: September 1, 2004.	By:	/s/ Haruo Miyano
Haruo Miyano
Secretary